Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2024

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of April 24, 2024, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF First-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2024

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2024	4

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	5
Loss Ratio Detail	6
Loss Claim Count Detail	7
Quarterly Property Casualty Data – Commercial Lines	8
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	9
Loss and Loss Expense Analysis – Three Months Ended March 31, 2024	10

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines	13
Quarterly Property Casualty Data – Excess & Surplus Lines	14

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	15
The Cincinnati Life Insurance Company Statutory Statements of Income	16

Other
Quarterly Data – Other	17

CINF First-Quarter 2024 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF First-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2024

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,086	$—	$—	$—	$2,086
Life	—	—	99	—	—	99
Premiums ceded	—	(94)	(20)	—	—	(114)
Total earned premium	—	1,992	79	—	—	2,071
Investment income, net of expenses	29	170	47	—	(1)	245
Investment gains and losses, net	137	477	(2)	—	—	612
Fee revenues	—	3	1	—	—	4
Other revenues	4	1	—	2	(4)	3
Total revenues	$170	$2,643	$125	$2	$(5)	$2,935

Benefits & expenses
Losses & contract holders' benefits	$—	$1,269	$94	$—	$—	$1,363
Reinsurance recoveries	—	1	(15)	—	—	(14)
Underwriting, acquisition and insurance expenses	—	594	22	—	—	616
Interest expense	13	—	—	1	(1)	13
Other operating expenses	7	—	—	1	(4)	4
Total expenses	$20	$1,864	$101	$2	$(5)	$1,982

Income before income taxes	$150	$779	$24	$—	$—	$953

Provision (benefit) for income taxes
Current operating income (loss)	$(25)	$(49)	$6	$—	$—	$(68)
Capital gains/losses	29	100	—	—	—	129
Deferred	36	102	(1)	—	—	137
Total provision for income taxes	$40	$153	$5	$—	$—	$198

Net income - current year	$110	$626	$19	$—	$—	$755

Net income - prior year	$124	$82	$19	$—	$—	$225
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year losses greater than $5 million				$—	$38	$24	$43	$36		$79		$103		$141
Current accident year losses $2 million - $5 million				22	42	52	35	15		50		102		144
Large loss prior accident year reserve development				22	34	32	19	9		28		60		94
Total large losses incurred				$44	$114	$108	$97	$60		$157		$265		$379
Losses incurred but not reported				251	122	150	96	179		324		474		596
Other losses excluding catastrophe losses				677	665	639	675	641		1,267		1,906		2,571
Catastrophe losses				111	20	170	217	227		444		614		634
Total losses incurred				$1,083	$921	$1,067	$1,085	$1,107		$2,192		$3,259		$4,180
Commercial Lines
Current accident year losses greater than $5 million				$—	$33	$18	$28	$30		$58		$76		$109
Current accident year losses $2 million - $5 million				11	31	28	28	12		40		68		99
Large loss prior accident year reserve development				12	37	30	19	3		22		52		89
Total large losses incurred				$23	$101	$76	$75	$45		$120		$196		$297
Losses incurred but not reported				156	86	88	29	125		154		242		328
Other losses excluding catastrophe losses				368	338	336	384	335		719		1,055		1,393
Catastrophe losses				64	3	67	115	106		221		288		291
Total losses incurred				$611	$528	$567	$603	$611		$1,214		$1,781		$2,309
Personal Lines
Current accident year losses greater than $5 million				$—	$5	$6	$15	$6		$21		$27		$32
Current accident year losses $2 million - $5 million				11	11	24	7	3		10		34		45
Large loss prior accident year reserve development				10	(2)	2	1	6		7		9		7
Total large losses incurred				$21	$14	$32	$23	$15		$38		$70		$84
Losses incurred but not reported				22	5	7	26	27		53		60		65
Other losses excluding catastrophe losses				231	218	210	194	187		381		591		809
Catastrophe losses				50	21	71	93	113		206		277		298
Total losses incurred				$324	$258	$320	$336	$342		$678		$998		$1,256
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $2 million - $5 million				—	—	—	—	—		—		—		—
Large loss prior accident year reserve development				—	(1)	—	(1)	—		(1)		(1)		(2)
Total large losses incurred				$—	$(1)	$—	$(1)	$—		$(1)		$(1)		$(2)
Losses incurred but not reported				30	16	16	20	27		47		63		79
Other losses excluding catastrophe losses				37	52	45	45	28		73		118		170
Catastrophe losses				1	1	(1)	2	1		3		2		3
Total losses incurred				$68	$68	$60	$66	$56		$122		$182		$250
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year losses greater than $5 million				—%	1.9%	1.2%	2.4%	1.9%		2.2%		1.8%		1.9%
Current accident year losses $2 million - $5 million				1.1	2.1	2.7	1.9	0.8		1.3		1.8		1.9
Large loss prior accident year reserve development				1.1	1.7	1.6	1.0	0.5		0.8		1.1		1.2
Total large loss ratio				2.2%	5.7%	5.5%	5.3%	3.2%		4.3%		4.7%		5.0%
Losses incurred but not reported				12.6	6.2	7.6	5.2	9.7		8.7		8.4		7.8
Other losses excluding catastrophe losses				34.0	33.5	32.7	36.1	34.9		34.2		33.7		33.6
Catastrophe losses				5.6	1.0	8.7	11.6	12.3		12.0		10.8		8.3
Total loss ratio				54.4%	46.4%	54.5%	58.2%	60.1%		59.2%		57.6%		54.7%
Commercial Lines
Current accident year losses greater than $5 million				—%	3.1%	1.7%	2.6%	2.8%		2.8%		2.4%		2.5%
Current accident year losses $2 million - $5 million				1.0	2.8	2.6	2.7	1.1		1.9		2.1		2.3
Large loss prior accident year reserve development				1.1	3.4	2.8	1.8	0.3		1.0		1.6		2.1
Total large loss ratio				2.1%	9.3%	7.1%	7.1%	4.2%		5.7%		6.1%		6.9%
Losses incurred but not reported				14.4	8.0	8.3	2.7	11.8		7.2		7.6		7.7
Other losses excluding catastrophe losses				34.0	31.3	31.7	35.9	31.9		33.9		33.2		32.7
Catastrophe losses				6.0	0.3	6.3	10.8	10.0		10.4		9.0		6.8
Total loss ratio				56.5%	48.9%	53.4%	56.5%	57.9%		57.2%		55.9%		54.1%
Personal Lines
Current accident year losses greater than $5 million				—%	1.0%	1.1%	3.0%	1.3%		2.2%		1.8%		1.6%
Current accident year losses $2 million - $5 million				1.8	1.9	4.7	1.4	0.6		1.0		2.3		2.2
Large loss prior accident year reserve development				1.8	(0.4)	0.4	0.2	1.4		0.8		0.6		0.3
Total large loss ratio				3.6%	2.5%	6.2%	4.6%	3.3%		4.0%		4.7%		4.1%
Losses incurred but not reported				3.8	0.9	1.2	5.3	5.9		5.6		4.0		3.2
Other losses excluding catastrophe losses				39.4	38.7	39.9	39.4	40.2		39.7		39.9		39.5
Catastrophe losses				8.4	3.8	13.4	19.0	24.3		21.6		18.7		14.6
Total loss ratio				55.2%	45.9%	60.7%	68.3%	73.7%		70.9%		67.3%		61.4%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $2 million - $5 million				—	—	—	—	—		—		—		—
Large loss prior accident year reserve development				—	(0.5)	—	(0.4)	(0.3)		(0.3)		(0.2)		(0.3)
Total large loss ratio				—%	(0.5)%	—%	(0.4)%	(0.3)%		(0.3)%		(0.2)%		(0.3)%
Losses incurred but not reported				21.6	10.9	11.9	15.2	21.3		18.0		15.9		14.6
Other losses excluding catastrophe losses				26.8	35.2	33.2	33.5	22.2		28.1		29.9		31.3
Catastrophe losses				0.5	0.6	(0.9)	1.3	1.1		1.2		0.5		0.5
Total loss ratio				48.9%	46.2%	44.2%	49.6%	44.3%		47.0%		46.1%		46.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year reported losses greater than $5 million				—	5	4	6	5		11		15		22
Current accident year reported losses $2 million - $5 million				8	17	19	11	5		16		35		49
Prior accident year reported losses on large losses				7	14	3	7	3		10		13		27
Non-Catastrophe reported losses on large losses total				15	36	26	24	13		37		63		98
Commercial Lines
Current accident year reported losses greater than $5 million				—	5	3	4	4		8		11		17
Current accident year reported losses $2 million - $5 million				4	13	11	9	4		13		24		35
Prior accident year reported losses on large losses				4	14	3	7	2		9		12		26
Non-Catastrophe reported losses on large losses total				8	32	17	20	10		30		47		78
Personal Lines
Current accident year reported losses greater than $5 million				—	—	1	2	1		3		4		5
Current accident year reported losses $2 million - $5 million				4	4	8	2	1		3		11		14
Prior accident year reported losses on large losses				3	—	—	—	1		1		1		1
Non-Catastrophe reported losses on large losses total				7	4	9	4	3		7		16		20
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $2 million - $5 million				—	—	—	—	—		—		—		—
Prior accident year reported losses on large losses				—	—	—	—	—		—		—		—
Non-Catastrophe reported losses on large losses total				—	—	—	—	—		—		—		—
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Commercial casualty:
Net written premiums				$417	$361	$331	$378	$404		$782		$1,114		$1,475
Year over year change %- written premium				3%	2%	2%	1%	4%		2%		2%		2%
Earned premiums				$365	$366	$365	$373	$377		$750		$1,115		$1,481
Current accident year before catastrophe losses				73.6%	69.6%	68.3%	70.5%	72.6%		71.6%		70.5%		70.3%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				0.1	14.0	—	(9.2)	(0.3)		(4.8)		(3.2)		1.0
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				73.7%	83.6%	68.3%	61.3%	72.3%		66.8%		67.3%		71.3%
Commercial property:
Net written premiums				$362	$338	$344	$335	$316		$650		$994		$1,332
Year over year change %- written premium				15%	14%	11%	9%	6%		7%		9%		10%
Earned premiums				$336	$331	$321	$312	$299		$611		$933		$1,264
Current accident year before catastrophe losses				48.5%	44.4%	45.2%	43.4%	49.0%		46.1%		45.8%		45.5%
Current accident year catastrophe losses				21.3	5.0	23.0	35.0	34.7		34.9		30.8		24.0
Prior accident years before catastrophe losses				(4.2)	(3.2)	(2.8)	(1.5)	(7.8)		(4.6)		(4.0)		(3.8)
Prior accident years catastrophe losses				(2.5)	(2.6)	(0.5)	(1.4)	2.4		0.5		0.2		(0.6)
Total loss and loss expense ratio				63.1%	43.6%	64.9%	75.5%	78.3%		76.9%		72.8%		65.1%
Commercial auto:
Net written premiums				$259	$207	$199	$233	$239		$472		$671		$878
Year over year change %- written premium				8%	3%	3%	3%	1%		2%		2%		2%
Earned premiums				$220	$218	$216	$214	$213		$428		$644		$862
Current accident year before catastrophe losses				70.0%	65.0%	70.1%	68.3%	73.5%		70.9%		70.6%		69.2%
Current accident year catastrophe losses				1.6	(1.1)	(0.8)	6.7	0.9		3.8		2.3		1.5
Prior accident years before catastrophe losses				(0.8)	(2.6)	0.7	(1.4)	2.7		0.7		0.6		(0.2)
Prior accident years catastrophe losses				(0.1)	—	—	(0.3)	(1.5)		(1.0)		(0.6)		(0.5)
Total loss and loss expense ratio				70.7%	61.3%	70.0%	73.3%	75.6%		74.4%		72.9%		70.0%
Workers' compensation:
Net written premiums				$79	$57	$57	$65	$82		$147		$203		$260
Year over year change %- written premium				(4)%	(11)%	(5)%	(6)%	(5)%		(5)%		(5)%		(6)%
Earned premiums				$61	$65	$66	$72	$74		$146		$212		$277
Current accident year before catastrophe losses				91.5%	87.2%	90.3%	90.0%	83.2%		86.5%		87.7%		87.6%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(19.3)	(31.1)	(30.7)	(15.4)	(19.6)		(17.5)		(21.6)		(23.9)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				72.2%	56.1%	59.6%	74.6%	63.6%		69.0%		66.1%		63.7%
Other commercial:
Net written premiums				$106	$97	$98	$95	$100		$196		$294		$391
Year over year change %- written premium				6%	5%	3%	2%	15%		9%		7%		7%
Earned premiums				$100	$100	$94	$95	$93		$187		$280		$380
Current accident year before catastrophe losses				40.5%	34.5%	39.1%	35.2%	38.1%		36.6%		37.4%		36.7%
Current accident year catastrophe losses				0.1	—	0.2	0.1	—		0.1		0.1		0.1
Prior accident years before catastrophe losses				(2.8)	(4.0)	(5.8)	(0.8)	(2.5)		(1.6)		(3.0)		(3.3)
Prior accident years catastrophe losses				0.1	0.1	—	—	(0.1)		(0.1)		—		—
Total loss and loss expense ratio				37.9%	30.6%	33.5%	34.5%	35.5%		35.0%		34.5%		33.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Personal auto:
Net written premiums				$216	$207	$227	$212	$163		$374		$602		$809
Year over year change %- written premium				33%	31%	27%	20%	16%		18%		21%		24%
Earned premiums				$208	$197	$185	$173	$166		$339		$524		$721
Current accident year before catastrophe losses				73.8%	66.7%	73.2%	76.6%	78.8%		77.7%		76.0%		73.6%
Current accident year catastrophe losses				3.4	(1.1)	(3.4)	8.9	4.2		6.6		3.1		1.9
Prior accident years before catastrophe losses				(1.9)	(1.3)	—	(4.1)	0.3		(1.9)		(1.2)		(1.3)
Prior accident years catastrophe losses				(0.7)	—	(0.1)	(0.7)	(2.7)		(1.7)		(1.1)		(0.8)
Total loss and loss expense ratio				74.6%	64.3%	69.7%	80.7%	80.6%		80.7%		76.8%		73.4%
Homeowner:
Net written premiums				$303	$298	$339	$330	$222		$552		$890		$1,188
Year over year change %- written premium				36%	32%	33%	27%	23%		25%		28%		29%
Earned premiums				$303	$289	$271	$251	$232		$484		$755		$1,044
Current accident year before catastrophe losses				46.9%	42.2%	45.0%	47.4%	46.5%		46.9%		46.3%		45.1%
Current accident year catastrophe losses				21.0	9.2	30.2	33.5	56.1		44.4		39.3		31.0
Prior accident years before catastrophe losses				(2.0)	(2.5)	(1.0)	0.7	(2.6)		(0.8)		(0.9)		(1.4)
Prior accident years catastrophe losses				(6.3)	(0.8)	(2.1)	(3.9)	(9.1)		(6.4)		(4.9)		(3.7)
Total loss and loss expense ratio				59.6%	48.1%	72.1%	77.7%	90.9%		84.1%		79.8%		71.0%
Other personal:
Net written premiums				$76	$74	$80	$87	$63		$151		$231		$305
Year over year change %- written premium				21%	21%	18%	19%	19%		19%		18%		19%
Earned premiums				$77	$74	$71	$69	$66		$134		$205		$279
Current accident year before catastrophe losses				57.4%	48.3%	55.7%	56.7%	58.9%		57.7%		57.1%		54.7%
Current accident year catastrophe losses				2.3	1.8	5.4	11.7	3.5		7.7		6.9		5.6
Prior accident years before catastrophe losses				(2.6)	2.2	1.0	2.3	(1.2)		0.6		0.7		1.1
Prior accident years catastrophe losses				(0.3)	(0.1)	(0.4)	0.7	1.3		1.0		0.5		0.3
Total loss and loss expense ratio				56.8%	52.2%	61.7%	71.4%	62.5%		67.0%		65.2%		61.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Excess & Surplus:
Net written premiums				$146	$150	$128	$156	$136		$292		$420		$570
Year over year change %- written premium				7%	23%	6%	16%	10%		13%		11%		14%
Earned premiums				$139	$148	$135	$132	$127		$259		$394		$542
Current accident year before catastrophe losses				65.7%	60.5%	64.8%	69.7%	69.2%		69.5%		67.9%		65.9%
Current accident year catastrophe losses				0.9	0.5	(0.6)	1.4	1.5		1.4		0.8		0.7
Prior accident years before catastrophe losses				(1.7)	1.4	0.9	(4.7)	(6.2)		(5.4)		(3.3)		(2.0)
Prior accident years catastrophe losses				(0.4)	0.2	(0.2)	—	(0.3)		(0.1)		(0.2)		(0.1)
Total loss and loss expense ratio				64.5%	62.6%	64.9%	66.4%	64.2%		65.4%		65.2%		64.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2024
Commercial casualty	$133	$50	$183	$20	$66	$3	$89	$153	$66	$53	$272
Commercial property	176	21	197	(35)	49	(1)	13	141	49	20	210
Commercial auto	118	22	140	(8)	23	1	16	110	23	23	156
Workers' compensation	33	8	41	(19)	22	—	3	14	22	8	44
Other commercial	35	6	41	(6)	5	(1)	(2)	29	5	5	39
Total commercial lines	495	107	602	(48)	165	2	119	447	165	109	721

Personal auto	113	25	138	7	6	2	15	120	6	27	153
Homeowners	139	23	162	7	11	2	20	146	11	25	182
Other personal	34	3	37	1	6	—	7	35	6	3	44
Total personal lines	286	51	337	15	23	4	42	301	23	55	379

Excess & surplus lines	50	17	67	(10)	31	4	25	40	31	21	92
Other	58	2	60	(14)	31	—	17	44	31	2	77
Total property casualty	$889	$177	$1,066	$(57)	$250	$10	$203	$832	$250	$187	$1,269

Ceded loss and loss expense incurred for the three months ended March 31, 2024
Commercial casualty	$(1)	$—	$(1)	$5	$(1)	$—	$4	$4	$(1)	$—	$3
Commercial property	7	1	8	(8)	(2)	—	(10)	(1)	(2)	1	(2)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	(1)	(1)	—	(2)	1	(1)	—	—
Other commercial	8	—	8	(7)	—	—	(7)	1	—	—	1
Total commercial lines	16	1	17	(11)	(4)	—	(15)	5	(4)	1	2

Personal auto	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Homeowners	3	—	3	(1)	(1)	—	(2)	2	(1)	—	1
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	4	—	4	(2)	(2)	—	(4)	2	(2)	—	—

Excess & surplus lines	4	—	4	(2)	—	—	(2)	2	—	—	2
Other	4	—	4	(3)	(6)	—	(9)	1	(6)	—	(5)
Total property casualty	$28	$1	$29	$(18)	$(12)	$—	$(30)	$10	$(12)	$1	$(1)

Net loss and loss expense incurred for the three months ended March 31, 2024
Commercial casualty	$134	$50	$184	$15	$67	$3	$85	$149	$67	$53	$269
Commercial property	169	20	189	(27)	51	(1)	23	142	51	19	212
Commercial auto	118	22	140	(8)	23	1	16	110	23	23	156
Workers' compensation	31	8	39	(18)	23	—	5	13	23	8	44
Other commercial	27	6	33	1	5	(1)	5	28	5	5	38
Total commercial lines	479	106	585	(37)	169	2	134	442	169	108	719

Personal auto	112	25	137	8	7	2	17	120	7	27	154
Homeowners	136	23	159	8	12	2	22	144	12	25	181
Other personal	34	3	37	1	6	—	7	35	6	3	44
Total personal lines	282	51	333	17	25	4	46	299	25	55	379

Excess & surplus lines	46	17	63	(8)	31	4	27	38	31	21	90
Other	54	2	56	(11)	37	—	26	43	37	2	82
Total property casualty	$861	$176	$1,037	$(39)	$262	$10	$233	$822	$262	$186	$1,270

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums				$1,683	$1,534	$1,549	$1,643	$1,535		$3,178		$4,727		$6,261
Agency new business written premiums				346	310	313	303	251		554		867		1,177
Other written premiums				219	76	95	204	233		437		532		608
Net written premiums				$2,248	$1,920	$1,957	$2,150	$2,019		$4,169		$6,126		$8,046
Unearned premium change				(256)	64	—	(287)	(178)		(465)		(465)		(401)
Earned premiums				$1,992	$1,984	$1,957	$1,863	$1,841		$3,704		$5,661		$7,645
Year over year change %
Agency renewal written premiums				10%	10%	11%	11%	10%		10%		11%		11%
Agency new business written premiums				38	30	19	6	3		5		9		14
Other written premiums				(6)	27	(1)	4	(10)		(4)		(3)		—
Net written premiums				11	13	12	9	6		8		9		10
Paid losses and loss expenses
Losses paid				$861	$933	$907	$924	$893		$1,816		$2,723		$3,656
Loss expenses paid				176	158	151	157	153		311		462		620
Loss and loss expenses paid				$1,037	$1,091	$1,058	$1,081	$1,046		$2,127		$3,185		$4,276
Incurred losses and loss expenses
Loss and loss expense incurred				$1,270	$1,118	$1,261	$1,262	$1,317		$2,579		$3,840		$4,958
Loss and loss expenses paid as a % of incurred				81.7%	97.6%	83.9%	85.7%	79.4%		82.5%		82.9%		86.2%
Statutory combined ratio
Loss ratio				55.2%	47.8%	54.9%	58.3%	60.5%		59.4%		57.8%		55.3%
Loss adjustment expense ratio				9.6	10.3	10.3	9.7	11.6		10.7		10.6		10.5
Net underwriting expense ratio				27.5	31.3	29.1	27.7	27.5		27.6		28.1		28.8
US Statutory combined ratio				92.3%	89.4%	94.3%	95.7%	99.6%		97.7%		96.5%		94.6%
Contribution from catastrophe losses				6.1	1.8	8.7	12.3	12.7		12.5		11.2		8.8
Statutory combined ratio excl. catastrophe losses				86.2%	87.6%	85.6%	83.4%	86.9%		85.2%		85.3%		85.8%
GAAP combined ratio
GAAP combined ratio				93.6%	87.5%	94.4%	97.6%	100.7%		99.2%		97.5%		94.9%
Contribution from catastrophe losses				5.9	1.3	9.1	12.0	12.8		12.4		11.3		8.7
GAAP combined ratio excl. catastrophe losses				87.7%	86.2%	85.3%	85.6%	87.9%		86.8%		86.2%		86.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF First-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums				$1,076	$936	$914	$985	$1,041		$2,026		$2,940		$3,876
Agency new business written premiums				182	153	148	149	134		283		431		584
Other written premiums				(35)	(29)	(33)	(28)	(34)		(62)		(95)		(124)
Net written premiums				$1,223	$1,060	$1,029	$1,106	$1,141		$2,247		$3,276		$4,336
Unearned premium change				(141)	20	33	(40)	(85)		(125)		(92)		(72)
Earned premiums				$1,082	$1,080	$1,062	$1,066	$1,056		$2,122		$3,184		$4,264
Year over year change %
Agency renewal written premiums				3%	3%	6%	5%	7%		6%		6%		6%
Agency new business written premiums				36	18	(1)	(10)	(14)		(12)		(8)		(3)
Other written premiums				(3)	6	(32)	(4)	(13)		(9)		(16)		(10)
Net written premiums				7	5	5	3	4		4		4		4
Paid losses and loss expenses
Losses paid				$479	$549	$490	$550	$513		$1,063		$1,552		$2,101
Loss expenses paid				106	93	92	96	97		193		285		379
Loss and loss expenses paid				$585	$642	$582	$646	$610		$1,256		$1,837		$2,480
Incurred losses and loss expenses
Loss and loss expense incurred				$719	$651	$680	$708	$748		$1,456		$2,136		$2,787
Loss and loss expenses paid as a % of incurred				81.4%	98.6%	85.6%	91.2%	81.6%		86.3%		86.0%		89.0%
Statutory combined ratio
Loss ratio				56.5%	48.9%	53.4%	56.5%	57.9%		57.2%		55.9%		54.1%
Loss adjustment expense ratio				9.9	11.4	10.6	9.9	12.9		11.4		11.2		11.2
Net underwriting expense ratio				27.4	32.6	31.8	29.4	27.7		28.5		29.5		30.3
Statutory combined ratio				93.8%	92.9%	95.8%	95.8%	98.5%		97.1%		96.6%		95.6%
Contribution from catastrophe losses				6.2	0.5	6.7	11.1	10.4		10.7		9.4		7.2
Statutory combined ratio excl. catastrophe losses				87.6%	92.4%	89.1%	84.7%	88.1%		86.4%		87.2%		88.4%
GAAP combined ratio
GAAP combined ratio				96.5%	92.2%	95.2%	96.9%	100.4%		98.6%		97.5%		96.2%
Contribution from catastrophe losses				6.2	0.5	6.7	11.1	10.4		10.7		9.4		7.2
GAAP combined ratio excl. catastrophe losses				90.3%	91.7%	88.5%	85.8%	90.0%		87.9%		88.1%		89.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums				$494	$486	$542	$541	$388		$929		$1,471		$1,957
Agency new business written premiums				122	109	122	106	79		185		307		416
Other written premiums				(21)	(16)	(18)	(18)	(19)		(37)		(55)		(71)
Net written premiums				$595	$579	$646	$629	$448		$1,077		$1,723		$2,302
Unearned premium change				(7)	(19)	(119)	(136)	16		(120)		(239)		(258)
Earned premiums				$588	$560	$527	$493	$464		$957		$1,484		$2,044
Year over year change %
Agency renewal written premiums				27%	24%	24%	24%	17%		20%		22%		22%
Agency new business written premiums				54	45	51	20	52		32		39		41
Other written premiums				(11)	30	(13)	(13)	(73)		(37)		(28)		(8)
Net written premiums				33	30	29	23	20		22		24		26
Paid losses and loss expenses
Losses paid				$282	$277	$324	$298	$288		$585		$909		$1,185
Loss expenses paid				51	45	39	44	40		85		123		168
Loss and loss expenses paid				$333	$322	$363	$342	$328		$670		$1,032		$1,353
Incurred losses and loss expenses
Loss and loss expense incurred				$379	$304	$368	$384	$386		$770		$1,138		$1,442
Loss and loss expenses paid as a % of incurred				87.9%	105.9%	98.6%	89.1%	85.0%		87.0%		90.7%		93.8%
Statutory combined ratio
Loss ratio				55.2%	45.9%	60.7%	68.3%	73.6%		70.9%		67.3%		61.4%
Loss adjustment expense ratio				9.3	8.4	9.2	9.6	9.6		9.6		9.4		9.2
Net underwriting expense ratio				29.6	30.0	26.3	25.5	30.0		27.4		27.0		27.7
Statutory combined ratio				94.1%	84.3%	96.2%	103.4%	113.2%		107.9%		103.7%		98.3%
Contribution from catastrophe losses				8.8	4.2	13.9	19.7	24.7		22.1		19.2		15.1
Statutory combined ratio excl. catastrophe losses				85.3%	80.1%	82.3%	83.7%	88.5%		85.8%		84.5%		83.2%
GAAP combined ratio
GAAP combined ratio				93.9%	84.7%	99.9%	107.6%	112.5%		110.0%		106.4%		100.4%
Contribution from catastrophe losses				8.8	4.2	13.9	19.7	24.7		22.1		19.2		15.1
GAAP combined ratio excl. catastrophe losses				85.1%	80.5%	86.0%	87.9%	87.8%		87.9%		87.2%		85.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums				$113	$112	$93	$117	$106		$223		$316		$428
Agency new business written premiums				42	48	43	48	38		86		129		177
Other written premiums				(9)	(10)	(8)	(9)	(8)		(17)		(25)		(35)
Net written premiums				$146	$150	$128	$156	$136		$292		$420		$570
Unearned premium change				(7)	(2)	7	(24)	(9)		(33)		(26)		(28)
Earned premiums				$139	$148	$135	$132	$127		$259		$394		$542
Year over year change %
Agency renewal written premiums				7%	18%	—%	6%	13%		9%		6%		9%
Agency new business written premiums				11	45	26	45	6		25		25		30
Other written premiums				(13)	(67)	(33)	(13)	(33)		(21)		(25)		(35)
Net written premiums				7	23	6	16	10		13		11		14
Paid losses and loss expenses
Losses paid				$46	$34	$33	$29	$28		$56		$90		$124
Loss expenses paid				17	17	16	14	12		27		43		59
Loss and loss expenses paid				$63	$51	$49	$43	$40		$83		$133		$183
Incurred losses and loss expenses
Loss and loss expense incurred				$90	$93	$87	$89	$81		$170		$257		$350
Loss and loss expenses paid as a % of incurred				70.0%	54.8%	56.3%	48.3%	49.4%		48.8%		51.8%		52.3%
Statutory combined ratio
Loss ratio				48.9%	46.2%	44.2%	49.6%	44.3%		47.0%		46.1%		46.1%
Loss adjustment expense ratio				15.6	16.5	20.6	16.9	19.9		18.4		19.1		18.4
Net underwriting expense ratio				26.0	27.7	26.6	24.3	24.4		24.4		25.1		25.7
Statutory combined ratio				90.5%	90.4%	91.4%	90.8%	88.6%		89.8%		90.3%		90.2%
Contribution from catastrophe losses				0.5	0.7	(0.8)	1.4	1.2		1.3		0.6		0.6
Statutory combined ratio excl. catastrophe losses				90.0%	89.7%	92.2%	89.4%	87.4%		88.5%		89.7%		89.6%
GAAP combined ratio
GAAP combined ratio				91.9%	89.8%	90.5%	92.2%	89.9%		91.1%		90.9%		90.6%
Contribution from catastrophe losses				0.5	0.7	(0.8)	1.4	1.2		1.3		0.6		0.6
GAAP combined ratio excl. catastrophe losses				91.4%	89.1%	91.3%	90.8%	88.7%		89.8%		90.3%		90.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2024 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2024	2023	Change	% Change
Underwriting income
Net premiums written	$2,166	$1,955	$211	11
Unearned premium change	222	158	64	41
Earned premiums	$1,944	$1,797	$147	8

Losses incurred	$1,073	$1,086	$(13)	(1)
Defense and cost containment expenses incurred	79	101	(22)	(22)
Adjusting and other expenses incurred	106	108	(2)	(2)
Other underwriting expenses incurred	594	536	58	11
Workers compensation dividend incurred	2	2	—	—
Total underwriting deductions	$1,854	$1,833	$21	1

Net underwriting profit (loss)	$90	$(36)	$126	nm

Investment income
Gross investment income earned	$158	$143	$15	10
Net investment income earned	156	141	15	11
Net realized capital gains and losses, net	37	(26)	63	nm
Net investment gains (net of tax)	$193	$115	$78	68

Other income	$2	$2	$—	—

Net income before federal income taxes	$285	$81	$204	252
Federal and foreign income taxes incurred	28	3	25	nm
Net income (statutory)	$257	$78	$179	229

Policyholders' surplus - statutory	$7,738	$6,443	$1,295	20

Fixed maturities at amortized cost - statutory	$10,295	$9,131	$1,164	13
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2024 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2024	2023	Change	% Change
Net premiums written	$85	$86	$(1)	(1)
Net investment income	47	46	1	2
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with separate accounts	1	2	(1)	(50)
Total revenues	$134	$135	$(1)	(1)

Death benefits and matured endowments	$43	$43	$—	—
Annuity benefits	40	39	1	3
Surrender benefits and group conversions	8	7	1	14
Interest and adjustments on deposit-type contract funds	2	2	—	—
Increase in aggregate reserves for life and accident and health contracts	(12)	(9)	(3)	(33)
Total benefit expenses	$81	$82	$(1)	(1)

Commissions	$12	$12	$—	—
General insurance expenses and taxes	14	12	2	17
Increase in loading on deferred and uncollected premiums	1	1	—	—
Net transfers from separate accounts	—	(2)	2	100
Total underwriting expenses	$27	$23	$4	17

Federal and foreign income taxes incurred	6	7	(1)	(14)
Net gain from operations before capital gains and losses	$20	$23	$(3)	(13)

Gains and losses net of capital gains tax, net	(2)	—	(2)	nm

Net income (statutory)	$18	$23	$(5)	(22)

Policyholders' surplus - statutory	$431	$345	$86	25

Fixed maturities at amortized cost - statutory	$3,897	$3,855	$42	1
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2024 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Cincinnati Re:
Net written premiums				$202	$66	$85	$177	$230		$407		$492		$558
Year over year change %- written premium				(12)%	(1)%	(1)%	—%	(9)%		(6)%		(5)%		(5)%
Earned premiums				$135	$123	$134	$122	$150		$272		$406		$529
Current accident year before catastrophe losses				63.0%	42.6%	51.5%	57.8%	45.2%		50.9%		51.1%		49.1%
Current accident year catastrophe losses				—	2.0	11.5	1.8	0.3		1.0		4.4		3.9
Prior accident years before catastrophe losses				(10.4)	4.6	(7.9)	(17.1)	6.0		(4.4)		(5.5)		(3.2)
Prior accident years catastrophe losses				—	1.0	2.0	1.9	1.7		1.8		1.9		1.7
Total loss and loss expense ratio				52.6%	50.2%	57.1%	44.4%	53.2%		49.3%		51.9%		51.5%

Cincinnati Global:
Net written premiums				$82	$65	$69	$82	$64		$146		$215		$280
Year over year change %- written premium				28%	23%	21%	19%	25%		22%		21%		22%
Earned premiums				$48	$73	$99	$50	$44		$94		$193		$266
Current accident year before catastrophe losses				48.2%	24.6%	34.1%	61.7%	35.3%		49.3%		41.5%		36.9%
Current accident year catastrophe losses				—	(8.4)	18.2	1.1	11.1		5.8		12.1		6.5
Prior accident years before catastrophe losses				(19.7)	(1.0)	(3.4)	(9.7)	0.8		(4.7)		(4.0)		(3.2)
Prior accident years catastrophe losses				(5.9)	(2.7)	(0.2)	2.5	2.4		2.4		1.1		—
Total loss and loss expense ratio				22.6%	12.5%	48.7%	55.6%	49.6%		52.8%		50.7%		40.2%

Noninsurance operations:
Interest and fees on loans and leases				$2	3	2	1	2		$3		$5		$8
Other revenue				1	2	1	1	1		2		3		5
Interest expense				13	14	13	13	14		27		40		54
Operating expenses				4	8	5	7	5		12		17		25
Total noninsurance operations loss				$(14)	$(17)	$(15)	$(18)	$(16)		$(34)		$(49)		$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF First-Quarter 2024 Supplemental Financial Data